Consent of Independent Auditors
INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment  No. 2 to  Registration
Statement  No.  333-93889  of Allstate  Life of New York  Separate  Account A of
Allstate Life Insurance Company of New York on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and our report dated March 16, 2001 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate
Life of New York Separate Account A), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 20, 2001



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Consent of Foley & Lardner

                                   CONSENT OF
                                 FOLEY & LARDNER






We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-93889).


                                      /s/           Foley & Lardner
                                                    FOLEY & LARDNER

Washington, D.C.
April 19, 2001